Exhibit 99.1

News Release	The Procter & Gamble Company
One P&G Plaza
Cincinnati, OH 45202

PROCTER & GAMBLE COMPLETES TRANSFER OF

SPECIALTY BEAUTY BUSINESS TO COTY

CINCINNATI, October 3, 2016 – The Procter & Gamble Company (NYSE:PG) today announced the completion of its Reverse Morris Trust transaction with Coty Inc. (NYSE:COTY), including the transfer of its global fine fragrances, salon professional, cosmetics and retail hair color businesses, along with select hair styling brands (collectively referred to as “P&G Specialty Beauty Brands”).

On September 30, 2016, P&G completed a split-off transaction whereby P&G provided its shareholders with the opportunity to exchange their shares of P&G common stock for Galleria Co. common stock. Effective October 1, 2016, Galleria Co. merged with a subsidiary of Coty and became a wholly owned subsidiary of Coty, whereby Galleria Co. common stock was converted to common stock of Coty Inc.

“The completion of this transaction is a key step in our journey to return P&G results to a balance of strong top-line growth, bottom-line growth and cash generation,” said David S. Taylor, P&G Chairman, President and Chief Executive Officer. “This effectively completes the major work we undertook two years ago to streamline and strengthen our product portfolio. We are now focused on 10 product categories and about 65 brands where P&G has leading market positions and where product technologies deliver performance differences that matter most to consumers.”

“I’m pleased with the timely, efficient and effective transition of these businesses. I want to share my personal thanks to all the employees who have transitioned to Coty,” Taylor added. “They showed amazing dedication during a period of uncertainty—demonstrating time and time again the strong character of P&G people. I thank them for everything they did during the transition and for all their years with P&G and wish them an exciting future with Coty.”

As part of the transaction, P&G retired 105.0 million shares of P&G stock, behind the exchange of 409.7 million shares of Galleria Co., which converted into common shares of Coty. At P&G’s closing stock price on Friday, September 30 of $89.75, these shares represent value of $9.4 billion. In addition, Galleria Co. assumed approximately $1.9 billion of debt in the transaction, the proceeds of which were subsequently distributed to P&G prior to the consummation of the split/merger. The combination of the stock retirement and debt proceeds results in a total value of approximately $11.4 billion.

Goldman, Sachs & Co. acted as financial advisor, Cadwalader, Wickersham & Taft LLP acted as tax counsel, and Jones Day acted as legal counsel to P&G.

Forward-Looking Statements

Certain statements in this press release, other than purely historical information, including estimates, projections, statements relating to P&G’s business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. P&G undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.

Risks and uncertainties to which P&G’s forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and generate sufficient income and cash flow to allow P&G to effect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets and changes to P&G’s credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including sole supplier and sole manufacturing plant arrangements) and manage disruption of business due to factors outside of P&G’s control, such as natural disasters and acts of war or terrorism; (5) the ability to successfully manage cost fluctuations and pressures, including commodity prices, raw materials, labor costs, energy costs and pension and health care costs; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to technological advances attained by, and patents granted to, competitors; (7) the ability to compete with P&G’s local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect P&G’s reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third party relationships, such as P&G’s suppliers, contractors and external business partners; (11) the ability to rely on and maintain key information technology systems and networks (including P&G and third-party systems and networks) and maintain the security and functionality of such systems and networks and the data contained therein; (12) the ability to successfully manage regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, intellectual property, antitrust, privacy, tax, accounting standards and environmental) and to resolve pending matters within current estimates; (13) the ability to manage changes in applicable tax laws and regulations; (14) the ability to successfully manage P&G’s portfolio optimization strategy, as well as ongoing acquisition, divestiture and joint venture activities, to achieve P&G’s overall business strategy, without impacting the delivery of base business objectives; (15) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes, while successfully identifying, developing and retaining particularly key employees, especially in key growth markets where the availability of skilled or experienced employees may be limited; and (16) the ability to manage the uncertain implications of the United Kingdom’s withdrawal from the European Union. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to P&G’s most recent 10-K, 10-Q and 8-K reports.

Additional Information

Galleria Co. and Coty have filed registration statements with the U.S. Securities and Exchange Commission (“SEC”) registering the shares of Galleria Co. common stock and shares of Coty common stock to be issued to P&G shareholders in connection with the P&G Beauty Brands transaction. Coty has also filed a definitive information statement on Schedule 14C with the SEC that has been sent to the shareholders of Coty. In connection with the exchange offer for the shares of P&G common stock, P&G filed on September 1, 2016 a tender offer statement on Schedule TO with the SEC. P&G shareholders are urged to read the prospectus included in the registration statements, the tender offer statement and any other relevant documents because they contain important information about Galleria Co., Coty and the proposed transaction. The prospectus, information statement, tender offer statement and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov. The documents can also be obtained free of charge from P&G upon written request to The Procter & Gamble Company, c/o D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005 or by calling (212) 269-5550 (for banks and brokers) or (877) 297-1747 (for all other callers), or from Coty upon written request to Coty Inc., Investor Relations, 350 Fifth Avenue, New York, New York 10118 or by calling (212) 389-7300.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About Procter & Gamble

P&G serves consumers around the world with one of the strongest portfolios of trusted, quality, leadership brands, including Always®, Ambi Pur®, Ariel®, Bounty®, Charmin®, Crest®, Dawn®, Downy®, Fairy®, Febreze®, Gain®, Gillette®, Head & Shoulders®, Lenor®, Olay®, Oral-B®, Pampers®, Pantene®, SK-II®, Tide®, Vicks®, and Whisper®. The P&G community includes operations in approximately 70 countries worldwide. Please visit http://www.pg.com for the latest news and information about P&G and its brands.

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